UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2015

Business Development Corporation of America II

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-01083	61-173588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 14th Floor

New York, New York 10022

(Address, Including Zip Code, of Principal Executive Offices)

(212) 415-6500

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

See Item 8.01 below, which is incorporated by reference herein.

Item 8.01 Other Events

Termination of Initial Public Offering

On December 9, 2015, the Board of Directors (the “Board”) of Business Development Corporation of America II (the “Company”) terminated the continuous initial public offering of shares of the Company’s stock pursuant to the Registration Statement on Form N-2 (File No. 333-197447) (the “Registration Statement”), as a result of current regulatory and market conditions affecting the direct investment industry, particularly the unclear impact of the Department of Labor proposed rule regarding fiduciary duty. On the same date, the Board authorized the deregistration of all shares of common stock which remain unsold under the Registration Statement.

Withdrawal of Business Development Company Election

On December 9, 2015, the Board determined that it is in the best interests of the Company to file a notice with the Securities Exchange Commission (the “SEC”) of the Company’s withdrawal of its prior election to be governed as a business development company under Section 55 through 65 of the Investment Company Act of 1940. On the same date, the Board recommended that the Company’s stockholders approve this course of action. This matter will be submitted to the Company’s stockholders under a proxy statement, a preliminary version of which will be filed with the SEC.

Plan of Liquidation

On December 9, 2015, the Board approved a Plan of Liquidation (the “Plan”) to sell all or substantially all of the assets of Company and to liquidate and dissolve the Company. Implementation of the Plan is contingent upon stockholder approval.

Suspension of Monthly Distributions

On December 9, 2015, the Board of Directors suspended the monthly distributions effective as of December 31, 2015. The final payment of distributions occurred on December 1, 2015 in connection with the Company’s November distribution.

Notice of Suspension of Distribution Reinvestment Program

In connection with the Plan, the Company hereby provides notice to its stockholders that, pursuant to the terms of the Company’s Distribution Reinvestment Plan (the “DRIP”), the Board approved the suspension of the DRIP, effective on December 31, 2015, subject to any notice requirements contained therein. The final issuance of shares of common stock pursuant to the DRIP occurred on December 1, 2015 in connection with the Company’s November distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA II

Date: December 15, 2015	By:	/s/ Peter M. Budko
		Name:	Peter M. Budko
		Title:	Chief Executive Officer and Chairman of the Board of Directors

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